Paypal Funds

PayPal Money Market Fund

Supplement, dated May 11, 2009
to
Statement of Additional Information
dated April 30, 2009

The information in this Supplement updates information in, and should be read in conjunction with, the Statement of Additional Information (“SAI”).  Capitalized terms not defined in this Supplement have the meaning assigned to them in the SAI.

The following table replaces similar table under the heading “Investment Management – Investment Adviser” on page 21 of the SAI:

For the fiscal years shown below, the Fund paid the following amounts as investment advisory fees:

Fiscal Year Ended	Gross	Waivers/Reimbursement	Net

12/31/06	$6,770,186	$5,135,015	$1,635,171
12/31/07	$9,361,154	$6,739,845	$2,621,309
12/31/08	$8,787,429	$6,326,949	$2,460,480